SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 19, 2004

YouthStream Media Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27556	13-4082185
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

244 Madison Avenue, PMB #358, New York, New York 10016

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 883-0083

Not applicable

(Former name or former address, if changed since last report.)

ITEM 5.           OTHER EVENTS

On July 19, 2004, YouthStream Media Networks, Inc. (the “Company”) issued a press release announcing that it had entered into a preliminary letter of intent with KES Holdings, LLC (“KES Holdings”) to acquire KES Acquisition Company, LLC, a 100%-owned subsidiary of KES Holdings.  The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)              Exhibits

A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUTHSTREAM MEDIA NETWORKS, INC.
(Registrant)

Date: July 20, 2004	By:	/s/ ROBERT N. WEINGARTEN
Robert N. Weingarten
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated July 19, 2004